UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2020

AERPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9987 Carver Road Cincinnati, OH		45242
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (513) 985-1920

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ARPO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 24, 2020, Aerpio Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of April 27, 2020, the record date for the Annual Meeting, there were 40,588,004 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 27, 2020: (i) to elect Joseph Gardner and Steven Prelack as Class III directors of the Company, each to serve for a three-year term, expiring at the Company’s annual meeting of stockholders in 2023 and until their successors have been elected and qualified, subject to their earlier resignation or removal (“Proposal 1”), (ii) to approve a potential amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split of the Company’s common stock at a ratio of 1-for-15 to 1-for-25, such ratio to be determined in the sole discretion of the Board of Directors of the Company (“Proposal 2”) and (iii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 3”).

The Company’s stockholders approved the Class III director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for Class III directors as follows:

Class III Director Nominee	For	Withhold	Broker Non-Votes
Joseph Gardner	18,211,528	3,846,924	11,630,079
Steven Prelack	17,981,108	4,077,344	11,630,079

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
30,921,704	2,410,119	356,708	0

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
31,879,151	1,798,126	11,254	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 8.01.	Other Events

On June 11, 2020, the Company received a written notification from the Nasdaq Listing Qualifications Staff indicating that the Company has regained compliance with the $1.00 minimum bid price requirement for continued listing on the Nasdaq Stock Market (the “Minimum Bid Price Requirement”) and that the matter is now closed. The closing bid price of the Company’s common stock was greater than $1.00 per share for a period of at least ten consecutive trading days prior to the notification. Accordingly, the Company has regained compliance with the Minimum Bid Price Requirement.

On June 24, 2020, the Company issued a press release titled “Aerpio Announces Initiation of 28-Day Phase 2 Razuprotafib Glaucoma Trial.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Aerpio Pharmaceuticals, Inc., on June 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2020	AERPIO PHARMACEUTICALS, INC.

	By:	/s/ Joseph Gardner, Ph.D.
Joseph Gardner President and Founder